Exhibit 99.2

SIRVA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(In millions, except per share amounts)	2006	2005

Revenues:
Service revenue	$402.3	$406.8
Home sale revenue	345.5	289.6
Total revenues	747.8	696.4

Direct expenses:
Purchased transportation expense	235.5	238.2
Cost of homes sold	350.0	293.4
Other direct expense	99.2	102.5
Total direct expenses	684.7	634.1
Gross margin	63.1	62.3

Operating expenses:
General and administrative expense	75.8	109.4
Intangibles amortization	2.3	3.0
Operating loss from continuing operations	(15.0)	(50.1)

Interest expense, net	10.4	6.6
Debt extinguishment expense	1.0	—
Other expense, net	—	0.3
Loss from continuing operations before income taxes	(26.4)	(57.0)
Income tax expense (benefit)	5.4	(21.7)
Loss from continuing operations	(31.8)	(35.3)
Income from discontinued operations, net of income tax expense (benefit) of $18.3 and $(1.2), respectively	0.1	7.0
Net loss	$(31.7)	$(28.3)

Basic loss per share:
Loss from continuing operations	$(0.43)	$(0.48)
Income from discontinued operations	—	0.10
Net loss	(0.43)	(0.38)

Diluted loss per share:
Loss from continuing operations	$(0.43)	$(0.48)
Income from discontinued operations	—	0.10
Net loss	(0.43)	(0.38)

SIRVA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(In millions, except share amounts)	March 31, 2006	December 31, 2005
Assets
Current assets:
Cash and cash equivalents	$29.7	$30.3
Short-term investments	55.1	40.2
Accounts and notes receivable, net of allowance for doubtful accounts of $18.8 and $19.3, respectively	317.1	351.3
Mortgages held for resale	75.3	84.7
Relocation properties held for resale, net	118.2	118.0
Other current assets	31.8	32.9
Total current assets	627.2	657.4
Property and equipment, net	97.5	114.6
Goodwill	279.6	325.8
Intangible assets, net	214.2	217.3
Other long-term assets	31.5	31.3
Total long-term assets	622.8	689.0
Total assets	$1,250.0	$1,346.4
Liabilities and Stockholders’ Equity
Current liabilities:
Short-term debt	$117.9	$125.2
Accounts payable	195.2	189.5
Accrued purchased transportation expense	57.3	77.0
Cargo claims and insurance loss reserves	23.4	26.9
Unearned premiums and other deferred credits	63.3	49.9
Accrued income taxes	58.0	41.3
Other current liabilities	137.3	158.6
Total current liabilities	652.4	668.4
Long-term debt	374.9	422.3
Capital lease obligations	9.1	12.4
Deferred income taxes	67.9	65.2
Other long-term liabilities	79.8	81.4
Total long-term liabilities	531.7	581.3
Total liabilities	1,184.1	1,249.7

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $0.01 par value, 500,000,000 shares authorized with 76,537,345 issued and 73,943,366 outstanding at March 31, 2006 and December 31, 2005	0.8	0.8
Additional paid-in-capital	488.2	487.3
Accumulated other comprehensive loss	(27.6)	(27.6)
Accumulated deficit	(385.4)	(353.7)
	76.0	106.8
Treasury stock at cost, 2,593,979 shares at March 31, 2006 and December 31, 2005	(10.1)	(10.1)
Total stockholders’ equity	65.9	96.7
Total liabilities and stockholders’ equity	$1,250.0	$1,346.4

SIRVA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In millions)	Three Months Ended March 31,
	2006	2005
Cash flows from operating activities:
Net loss	$(31.7)	$(28.3)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	10.3	12.9
Provision for loss on accounts and notes receivable	0.7	4.1
Write-off of deferred issuance costs	1.0	—
Stock compensation expense (income)	0.7	(0.3)
Deferred income taxes	2.3	(26.5)
Impairment of goodwill and other assets	—	1.4
Gain on sale of assets, net	(19.1)	(6.9)
Change in operating assets and liabilities:
Accounts and notes receivable	29.2	68.8
Originations of mortgages held for resale	(280.5)	(217.2)
Sales of mortgages held for resale	289.9	211.7
Accounts payable	5.7	(19.6)
Other current assets and liabilities	(16.4)	(38.8)
Other long-term assets and liabilities	(7.0)	7.4
Net cash used for operating activities	(14.9)	(31.3)

Cash flows from investing activities:
Purchases of investments	(0.2)	(18.0)
Proceeds from sale or maturity of investments	—	15.1
Capital expenditures	(4.3)	(6.6)
Proceeds from sale of property and equipment	0.4	0.5
Acquisitions, net of cash acquired	—	(1.1)
Dispositions, net of cash sold	85.0	12.9
Other investing activities	(0.4)	(0.2)
Net cash provided by investing activities	80.5	2.6

Cash flows from financing activities:
Borrowings on short-term and long-term debt	232.8	375.0
Repayments on short-term and long-term debt	(279.0)	(370.3)
Borrowings on mortgage and relocation facilities	277.4	225.1
Repayments on mortgage and relocation facilities	(286.0)	(221.0)
Proceeds from issuance of common stock	—	0.5
Other financing activities	(11.5)	6.4
Net cash (used for) provided by financing activities	(66.3)	15.7

Effect of exchange rate changes on cash and cash equivalents	0.1	(0.7)

Net decrease in cash and cash equivalents	(0.6)	(13.7)

Decrease in cash included in assets held for sale	—	1.5

Cash and cash equivalents at beginning of period	30.3	72.1

Cash and cash equivalents at end of period	$29.7	$59.9

SIRVA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In millions, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues:
Service revenue	$541.9	$538.7	$944.2	$945.5
Home sale revenue	485.6	444.3	831.1	733.9
Total revenues	1,027.5	983.0	1,775.3	1,679.4

Direct expenses:
Purchased transportation expense	313.9	326.4	549.4	564.6
Cost of homes sold	490.1	444.2	840.1	737.6
Other direct expense	131.8	122.5	231.0	225.0
Total direct expenses	935.8	893.1	1,620.5	1,527.2
Gross margin	91.7	89.9	154.8	152.2

Operating expenses:
General and administrative expense	83.9	101.4	159.5	210.5
Intangibles amortization	2.4	2.9	4.7	5.9
Impairments	—	4.3	—	4.3
Restructuring expense	0.2	6.0	0.4	6.3
Operating income (loss) from continuing operations	5.2	(24.7)	(9.8)	(74.8)

Interest expense, net	11.8	7.5	22.2	14.1
Debt extinguishment expense	—	—	1.0	—
Other expense (income), net	(0.4)	0.1	(0.4)	0.4
Loss from continuing operations before income taxes	(6.2)	(32.3)	(32.6)	(89.3)
Income tax expense (benefit)	(0.4)	(7.5)	5.0	(29.2)
Loss from continuing operations	(5.8)	(24.8)	(37.6)	(60.1)
Income (loss) from discontinued operations, net of income tax (benefit) expense of $0.0, $(1.2), $18.3 and $(0.2), respectively	(1.7)	4.7	(1.6)	11.7
Net loss	$(7.5)	$(20.1)	$(39.2)	$(48.4)

Basic income (loss) per share:
Loss from continuing operations	$(0.08)	$(0.34)	$(0.51)	$(0.82)
Income (loss) from discontinued operations	(0.02)	0.07	(0.02)	0.16
Net loss	(0.10)	(0.27)	(0.53)	(0.66)

Diluted income (loss) per share:
Loss from continuing operations	$(0.08)	$(0.34)	$(0.51)	$(0.82)
Income (loss) from discontinued operations	(0.02)	0.07	(0.02)	0.16
Net loss	(0.10)	(0.27)	(0.53)	(0.66)

SIRVA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(In millions, except share amounts)	June 30, 2006	December 31, 2005

Assets

Current assets:
Cash and cash equivalents	$42.2	$30.3
Short-term investments	71.3	40.2
Accounts and notes receivable, net of allowance for doubtful accounts of $16.9 and $19.3, respectively	393.4	351.3
Mortgages held for resale	117.0	84.7
Relocation properties held for resale, net	131.7	118.0
Other current assets	34.1	32.9
Total current assets	789.7	657.4
Property and equipment, net	95.6	114.6
Goodwill	283.1	325.8
Intangible assets, net	213.5	217.3
Other long-term assets	30.2	31.3
Total long-term assets	622.4	689.0
Total assets	$1,412.1	$1,346.4

Liabilities and Stockholders’ Equity

Current liabilities:
Short-term debt	$159.2	$125.2
Accounts payable	231.5	189.5
Accrued purchased transportation expense	97.4	77.0
Cargo claims and insurance loss reserves	28.7	26.9
Unearned premiums and other deferred credits	75.6	49.9
Accrued income taxes	57.4	41.3
Other current liabilities	125.0	158.6
Total current liabilities	774.8	668.4
Long-term debt	418.5	422.3
Capital lease obligations	8.3	12.4
Deferred income taxes	67.5	65.2
Other long-term liabilities	78.6	81.4
Total long-term liabilities	572.9	581.3
Total liabilities	1,347.7	1,249.7

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $0.01 par value, 500,000,000 shares authorized with 76,549,242 issued and 73,955,263 outstanding at June 30, 2006 and 76,537,345 issued and 73,943,366 outstanding at December 31, 2005	0.8	0.8
Additional paid-in-capital	489.3	487.3
Accumulated other comprehensive loss	(22.7)	(27.6)
Accumulated deficit	(392.9)	(353.7)
	74.5	106.8
Treasury stock at cost, 2,593,979 shares at June 30, 2006 and December 31, 2005	(10.1)	(10.1)
Total stockholders’ equity	64.4	96.7
Total liabilities and stockholders’ equity	$1,412.1	$1,346.4

SIRVA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
(In millions)	2006	2005

Cash flows from operating activities:
Net loss	$(39.2)	$(48.4)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	19.9	25.8
Provision for loss on accounts and notes receivable	0.8	5.9
Write-off of debt issuance costs	1.0	—
Stock compensation expense (income)	1.7	(0.2)
Deferred income taxes	1.6	(33.8)
Impairment of goodwill and other assets	—	6.9
Gain on sale of assets, net	(19.1)	(7.6)
Change in operating assets and liabilities:
Accounts and notes receivable	(42.7)	(52.5)
Originations of mortgages held for resale	(714.2)	(564.8)
Sales of mortgages held for resale	682.0	518.5
Accounts payable	41.5	(4.5)
Other current assets and liabilities	(13.5)	102.1
Other long-term assets and liabilities	(9.9)	14.0
Net cash used for operating activities	(90.1)	(38.6)

Cash flows from investing activities:
Purchases of investments	(0.3)	(42.5)
Proceeds from sale or maturity of investments	—	36.5
Capital expenditures	(8.2)	(12.5)
Proceeds from sale of property and equipment	0.7	0.3
Acquisitions, net of cash acquired	—	(1.1)
Dispositions, net of cash sold	85.0	13.8
Other investing activities	(0.6)	(0.4)
Net cash provided by (used for) investing activities	76.6	(5.9)

Cash flows from financing activities:
Borrowings on short-term and long-term debt	592.3	801.2
Repayments on short-term and long-term debt	(597.2)	(817.5)
Borrowings on mortgage and relocation facilities	704.7	581.3
Repayments on mortgage and relocation facilities	(671.4)	(539.6)
Proceeds from issuance of common stock	0.1	0.8
Other financing activities	(4.5)	10.3
Net cash provided by financing activities	24.0	36.5
Effect of exchange rate changes on cash and cash equivalents	1.4	(1.0)
Net increase (decrease) in cash and cash equivalents	11.9	(9.0)
Decrease in cash included in assets held for sale	—	1.5
Cash and cash equivalents at beginning of period	30.3	72.1
Cash and cash equivalents at end of period	$42.2	$64.6